Exhibit 10.15
WARRANT TO PURCHASE COMMON STOCK
THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IRVINE SENSORS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
WARRANT TO PURCHASE COMMON STOCK

Number of Shares:	500,000 shares

Warrant Price:	$1.30

Issuance Date:	February 4, 2008

Expiration Date:	February 4, 2013
THIS WARRANT CERTIFIES THAT for value received, Maxim Partners LLC or its registered assigns (hereinafter called the “Holder”) is entitled to purchase from Irvine Sensors Corporation (hereinafter called the “Company”), the above referenced number of fully paid and nonassessable shares (the “Shares”) of common stock (the “Common Stock”), of Company, at the Warrant Price per Share referenced above; the number of shares purchasable upon exercise of this Warrant referenced above being subject to proportional adjustment from time to time as described herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.
1. Term and Exercise.
1.1 Term. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), at any time and from time to time prior to 5:00 p.m. on the Expiration Date set forth above.
1.2 Warrant Price.
The Warrant shall be exercisable at $1.30 per share (the “Warrant Price”).
1.3 Procedure for Exercise of Warrant. Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (a) a duly executed Notice of Exercise in substantially the form attached as Schedule A, (b) payment of the Warrant Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (c) the original of this Warrant. Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company’s account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased. Notwithstanding the foregoing, except as set forth below, if the Current Market Price (as defined below) is greater than the Warrant Price as of the day of exercise, the Holder may elect to receive shares of Common Stock equal to the value of the “spread” on the Shares (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company in accordance with Section 5.1, together with the Notice of Exercise, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:
X = Y x (CMP-WP)
      CMP

Where:	X	=	the number of shares of Common Stock to be issued to the Holder pursuant to this net exercise

	Y	=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant requested to be exercised

	CMP	=	the Current Market Price (as of the date of such calculation) of one share of Common Stock

	WP	=	the Warrant Price (as proportionally adjusted as of the date of such calculation)
For purposes of this Warrant, the “Current Market Price” of one share of the Company’s Common Stock as of a particular date shall be determined as follows: (a) if traded on a national securities exchange or through the Nasdaq Capital Market, the Current Market Price shall be the closing sale price of the Common Stock on such exchange or market as of the business day immediately prior to the date of exercise indicated in the Notice of Exercise (or if no reported sales took place on such day, the last date on which any such sales took place prior to the date of exercise); (b) if traded over-the-counter but not on the Nasdaq Capital Market, the Current Market Price shall be the closing bid price as of the business day immediately prior to the date of exercise indicated in the Notice of Exercise; (c) if traded in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the Current Market Price shall be the most recent bid price per share of the Common Stock so reported prior to the date of exercise indicated in the Notice of Exercise; and (d) if there is no active public market, the Current Market Price shall be the fair market value of the Common Stock as of the date of exercise, as determined by an independent appraiser selected by the Board of Directors of the Company.
1.4 Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company’s expense, within a reasonable time after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such reasonable time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.
1.5 Restrictive Legend. Each certificate for Shares shall bear a restrictive legend in substantially the form as follows, together with any additional legend required by (a) any applicable state securities laws and (b) any securities exchange upon which such Shares may, at the time of such exercise, be listed:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IRVINE SENSORS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”
Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.
1.6 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the Current Market Price of a full Share.
2. Representations and Warranties.
2.1 Representations and Warranties. Holder represents and warrants to the Company as follows:
     (a) Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933. In addition, Holder has a preexisting personal or business relationship with the Company or one or more of the officers or directors of the Company.
     (b) Holder is acquiring this Warrant and any Shares issuable upon the exercise of this Warrant for Holder’s own account, and not as nominee, for investment purposes only and not for the purpose of resale or distribution. Holder has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, all or any part of the Warrant or the Shares issuable upon the exercise of this Warrant, and Holder has no present plan to enter into any such contact, undertaking, agreement or arrangement. Holder further agrees to execute and deliver any further investment certificates as counsel to the Company deems necessary or advisable to comply with state or federal securities laws.
     (c) Holder has had an opportunity to review information regarding the Company, its business and financial condition and the terms and conditions of the Warrant and the Shares. Holder believes it has reviewed all the information it considers necessary or appropriate for deciding whether to acquire the Warrant and Shares. Holder acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Shares.
     (d) Holder acknowledges and agrees that the Warrant and the Shares have not been registered under the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes, and have not been registered under or qualified under the securities or other laws of any other jurisdiction. Holder further acknowledges that, because the Warrant and Shares have not been registered under federal and state laws, they may only be resold, assigned, transferred, pledged or otherwise disposed of pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Holder represents that it is familiar with Rule 144 of the Securities and Exchange Commission, as presently in effect and promulgated under the Securities Act, and understands the resale limitations imposed thereby.
     (e) Holder does not beneficially own (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) any shares of the Company’s Common Stock (without taking into account the Warrant or the Shares).
3. Proportional Adjustments.
3.1 Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares obtainable upon exercise of this Warrant shall be proportionately increased. Conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares obtainable upon exercise of this Warrant shall be proportionately decreased.
4. Ownership and Transfer.
4.1 Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 4.
4.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company in accordance with Section 5.1 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws and except after providing evidence of such compliance reasonably satisfactory to the Company.
4.3 Grant of Piggyback Registration Rights. Subject to the Company obtaining all necessary third-party consents and waivers, the Company covenants to grant to the Holder, with respect to the Shares, the same piggyback registration rights, if any, granted by the Company to the investors in the proposed offering of the Company’s securities for which the Holder shall act as placement agent. The rights granted in this Section 4.3 are expressly subordinate and junior to any other registration rights granted by the Company.
5. Miscellaneous Provisions.
5.1 Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at c/o Maxim Partners LLC, Attn: Frank Argenziano, 405 Lexington Avenue, New York, New York 10174, Fax No. (516) 364-2518, or to such other address or number as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 3001 Redhill Ave., Costa Mesa, California 92626, Attn: Chief Financial Officer, with a copy to Dorsey & Whitney LLP, 38 Technology Drive, Irvine, California 92618, Attn: Ellen S. Bancroft, Esq., or to such other address or number as shall have been furnished to Holder in writing by the Company.
5.2 All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party, (b) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth in Section 5.1 above; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.
5.3 No Rights as Stockholder. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company except upon exercise in accordance with the terms hereof.
5.4 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California, without giving effect to the conflict of law principles thereof.
5.5 Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets and/or securities. All of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the
5.6 Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

WARRANT TO PURCHASE COMMON STOCK
IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 4th day of February, 2008.

COMPANY:	IRVINE SENSORS CORPORATION
	By	/c/ John J. Stuart, Jr.
		Print Name:	John J. Stuart, Jr.
		Title:	Chief Financial Officer

SCHEDULE A
FORM OF NOTICE OF EXERCISE
[To be signed only upon exercise of the Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO EXERCISE THE WITHIN WARRANT
The undersigned hereby elects to purchase ______ shares of Common Stock (the “Shares”) of Irvine Sensors Corporation (the “Company”) under the Warrant to Purchase Common Stock dated ______, which the undersigned is entitled to purchase pursuant to the terms of such Warrant, and [check one]:
•	Cash Exercise. The undersigned has delivered $______, the aggregate Warrant Price for ______ Shares purchased herewith, in full in cash or by certified or official bank check or wire transfer;

•	Net Exercise. In exchange for the issuance of ______ Shares, the undersigned hereby agrees to surrender the right to purchase ______ shares of Common Stock pursuant to the net exercise provisions set forth in Section 1.3 of the Warrant.
     Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

[Type Name of Holder as it should appear on the stock certificate]

[Requested Denominations — if no denomination is specified, a single certificate will be issued]
     The initial address of such Holder to be entered on the books of the Company shall be:

     The undersigned hereby represents and warrants that the undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

By:
Print Name:
Title:
Dated:

FORM OF ASSIGNMENT
(ENTIRE)
[To be signed only upon transfer of entire Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE WITHIN WARRANT
FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto _______________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said Warrant on the books of Irvine Sensors Corporation, with full power of substitution.

[Type Name of Holder]

By:
Title:

Dated:

NOTICE
The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

FORM OF ASSIGNMENT
(PARTIAL)
[To be signed only upon partial transfer of Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE WITHIN WARRANT
FOR VALUE RECEIVED __________________ hereby sells, assigns and transfers unto _______________ (i) the rights of the undersigned to purchase ____________ shares of Common Stock of Irvine Sensors Corporation (the “Company”) under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint _______________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

[Type Name of Holder]

By:
Title:

Dated:

NOTICE
The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.